UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 18, 2003


                         ALLMERICA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


     Delaware                      1-13754                       04-3263626
(State or other jurisdic-    (Commission File Number)         (I.R.S. Employer
 tion of incorporation)                                   Identification Number)



               440 Lincoln Street, Worcester, Massachusetts 01653
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (508) 855-1000
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.


     On September 18, 2003, Allmerica Financial Corporation issued a press release announcing that Robert P. Restrepo, Jr. has resigned as president of the Allmerica Property and Casualty Companies. The release is furnished as Exhibit
99.1 hereto.

SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Allmerica Financial Corporation
                                 Registrant

                          By:    /s/ Edward J. Parry III
                                 -----------------------
                                 Edward J. Parry III
                                 Chief Financial Officer, Senior Vice President and Principal Accounting Officer




Date: September 18, 2003